UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 12, 2010

SALISBURY BANCORP, INC.
(Exact name of registrant as specified in charter)

Connecticut	000-24751	06-1514263
.(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Bissell Street, Lakeville, Connecticut		06039-1868
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code:  (860) 435-9801

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

[ ]	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report
Salisbury Bancorp, Inc.

Section 7.       Regulation FD

Item 7.01.       Regulation FD Disclosure

     Materials presented by Richard J. Cantele, Jr., President and Chief Executive Officer of Salisbury Bancorp, Inc. (the “Company”), at the Annual Meeting of Shareholders on May 12, 2010 are attached as Exhibit 99.1.

Section 9.       Financial Statements and Exhibits

Item 9.01.       Financial Statements and Exhibits

 (d)        Exhibits
99.1	Presentation materials at the Annual Meeting of Shareholders of Salisbury Bancorp, Inc. on May 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: May 12, 2010	SALISBURY BANCORP, INC.

	By:	/s/ B. Ian McMahon
B. Ian McMahon
Chief Financial Officer